UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-10898 (Commission File Number)	41-0518860 (IRS Employer Identification No.)

485 Lexington Avenue New York, New York 10017 (Address of principal executive offices) (Zip code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, without par value	TRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On May 20, 2021, the shareholders of The Travelers Companies, Inc. (the “Company”) approved an amendment to The Travelers Companies, Inc. Amended and Restated 2014 Stock Incentive Plan (the “2014 Stock Incentive Plan”) at the Company’s annual meeting of shareholders. The amendment increases the number of shares authorized for issuance under the 2014 Stock Incentive Plan by 2,400,000. The material terms of the 2014 Stock Incentive Plan, as amended, are described in the Company’s definitive proxy statement, dated April 2, 2021, under the heading “Item 4 — Amendment to The Travelers Companies, Inc. Amended and Restated 2014 Stock Incentive Plan”, which is incorporated herein by reference.

The 2014 Stock Incentive Plan, as amended, is filed as Exhibit 10.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 20, 2021. For more information on the following proposals submitted to shareholders, see the Company’s definitive proxy statement, dated April 2, 2021. Below are the final voting results.

Item 1 — Election of Directors

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Alan L. Beller	194,319,273	9,402,814	405,435	21,043,471
Janet M. Dolan	194,902,921	8,854,674	369,927	21,043,471
Patricia L. Higgins	194,491,460	9,262,880	373,182	21,043,471
William J. Kane	199,886,922	3,826,417	414,183	21,043,471
Thomas B. Leonardi	203,049,734	665,008	412,780	21,043,471
Clarence Otis Jr.	197,052,152	6,674,296	401,074	21,043,471
Elizabeth E. Robinson	201,029,317	2,590,908	507,297	21,043,471
Philip T. Ruegger III	197,364,548	6,350,635	412,339	21,043,471
Todd C. Schermerhorn	201,891,384	1,839,040	397,098	21,043,471
Alan D. Schnitzer	193,193,531	9,472,345	1,461,646	21,043,471
Laurie J. Thomsen	194,206,361	9,543,690	377,471	21,043,471

Item 2 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
217,085,205	7,671,021	414,767	0

Item 3 — Non-Binding Vote to Approve Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
192,700,339	10,643,512	783,671	21,043,471

Item 4 — Amendment to The Travelers Companies, Inc. Amended and Restated 2014 Stock Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
196,265,608	7,197,909	664,005	21,043,471

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	The Travelers Companies, Inc. Amended and Restated 2014 Stock Incentive Plan.

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.

104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Travelers Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2021	THE TRAVELERS COMPANIES, INC.

By:	/s/ Christine K. Kalla
Name: Christine K. Kalla
Title: Executive Vice President and General Counsel

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